INVESTOR PRESENTATION INVESTOR PRESENTATION David Nark Philip Schlom Sidoti Conference March 22, 2023

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, we also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

AZZ Snapshot

AZZ is North America's largest independent hot-dip galvanizing and coil coating solutions company with #1 positions in both markets

$1.4bn
LTM Sales

~$345mm
LTM
Adj. EBITDA

~24%
LTM
Adj. EBITDA Margin

By Sales


43%
57%

By EBITDA


55%
45%

Metal Coatings | Precoat Metals

Headquarters: **FORT WORTH, TEXAS**

Employees: **3,900**

Metal Coatings locations[1]: **46**

Coil Coating Lines: **15**

Note: Financial metrics are pro forma for Precoat Metals acquisition and AZZ Infrastructure Solutions (AIS) divestiture and based on last twelve months ending November 30, 2022
(1) 41 galvanizing locations and 5 surface technologies locations

INVESTOR PRESENTATION 3

INVESTOR PRESENTATION 4 ` AZZ Provides Technologically Advanced Metal Coatings and Related Value-Added Services 3 METAL COATINGS Protects and extends the life of fabricated steel structures and components from the effects of corrosion, lasting decades Advanced application of protective and decorative coatings and related value- added services for steel and aluminum coil Leading Positions Across Several End Markets PRECOAT METALS Industry Leading Business Segments Highly differentiated solutions provider distinguished by scale, technology, customer service, breadth of offerings and proprietary know-how Industrial Agriculture Transportation Utility/T&DConstruction Appliance/ HVAC Why AZZ Irreplicable Footprint reflects scaled, purpose-built network and provides proximity and cost advantages World Class Cost, Efficiency and Environmental Benefits vs. other coatings applications drive increasing demand Industry-Leading Management Team and centralized operating model drives strategic initiatives and operational excellence Strategic Redundancy and Operational Flexibility provides unmatched service and optionality Warehousing/Storage provides significant value to customers, while providing insight into sales pipeline Value-Added Processing support across several end markets       Shared Value Propositions and Culture Across Both Segments

INVESTOR PRESENTATION 5 Investment Thesis North America’s largest independent hot-dip galvanizing and coil coating company Value-added tolling business model protects margins, limits metal commodity exposure, and minimizes NWC intensity 2 Diversified and resilient end markets with secular growth tailwinds Irreplaceable footprint provides cost advantages and enables service capabilities to customers Best-in-class margins, returns and free cash flow Mission-driven, experienced management team

INVESTOR PRESENTATION 6 45% 55% Precoat Metals Metal Coatings 31% 69% AZZ Infrastructure Solutions Metal Coatings Portfolio Transformation Creates a Focused Market Leader in Protective Coating Solutions with High Margins AZZ in 20191 AZZ Today2 23.7% Adj. EBITDA Margin3 ~$345mm Adj. EBITDA3 ~$163mm Adj. EBITDA1 3 17.6% Adj. EBITDA Margin3 Acquisition of Precoat Metals Divestiture of AZZ Infrastructure Solutions Note: Pie charts represent breakdown of EBITDA (1) Based on fiscal year ending February 28, 2019 (2) Based on last twelve months ending November 30, 2022 (3) EBITDA excludes corporate expense

#1 in Hot-Dip Galvanizing and Coil Coating Businesses Across Large and Diverse Served Markets

	METAL COATINGS	PRECOAT METALS
Capabilities	***Galvanizing, powder coatings, plating, anodizing***    	***Continuous coil coating with value-added shape correction, embossing, slitting, blanking***    
Market Position		
Addressable Market	***~$2.1 billion***	***~$3.7 billion***

AZZ
Competitors
28%
72%
#1
North America galvanizing

AZZ
Competitors
20%
80%
#1
Steel and aluminum pre-fab coatings

Note: FY based on February year-end

INVESTOR PRESENTATION 7

INVESTOR PRESENTATION 8 Metal Coatings Locations (46) Precoat Metals Locations (13) North America’s Largest Independent Hot-Dip Galvanizing and Coil Coating Company Scale and Proximity to Customers Drives Significant Cost and Service Advantages

INVESTOR PRESENTATION 9 Trusted Long-Term Partner to Large, Blue Chip Customer Base Growing Base of Over 3,000+ Customers Diverse Customer Profile, No Single Customer >5% of Sales 85%+ of Top 25 Customers’ Relationships Span 10+ Years Construction & Building Products 6 HVAC and Appliances Transmission & Distribution Transportation (Haier) Select Customers

INVESTOR PRESENTATION 10 Diverse and Balanced End Market Exposure Infrastructure Machinery / Trans.Industrial Renewable/Utility Bridge and HwyHVACResidential Construction Appliance Agriculture Commercial Construction

INVESTOR PRESENTATION 11 Secular Drivers Enhancing Outlook INFRASTRUCTURE AND RENEWABLES INVESTMENT RESHORING MANUFACTURING PREPAINTED STEEL AND ALUMINUM MIGRATION CONVERSION FROM PLASTICS TO ALUMINUM

INVESTOR PRESENTATION 12 Significant Macro Tailwinds from the American Infrastructure Investment and Jobs Act Roads, Bridges and Major Projects 6 Clean Energy and Power Water, Airports and Other Investment: $110bn Investment: $65bn Investment: +$75bn Investment to repair over 45,000 bridges and 1 in 5 miles of highways which are in poor condition Investment in clean energy transmission and grid by building thousands of miles of transmission lines Investment io improve critical infrastructure for water including both waste and drinking water, airports and data centers among many other areas Our Metal Coatings segment provides hot-dip galvanizing for many end uses including guardrails, signs, bridges and light poles Our Metal Coatings segment provides hot-dip galvanizing for transmission, distribution and solar, including monopoles and lattice towers Our Precoat Metals segment provides aesthetic coatings for the metal used in data centers, airports, and other critical infrastructure

INVESTOR PRESENTATION 13 0 50 100 150 200 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Zinc ($/ton) Metal Coating Sales ($mm) Limited exposure to metal price Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow 60 70 80 90 100 110 120 130 60 70 80 90 100 110 120 130 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 (% Indexed to 2012 price) Galvalume AZ50 ($/ton) Precoat Construction ASP1 ($/ton) Limited Metal Commodity Exposure 8 Tolling Model Limits Metal Commodity Cost Exposure (% Indexed to 2014 price) (1) ASP refers to Average Selling Price

INVESTOR PRESENTATION 14 $138 $126 $157 $188 $86 $95 $137 $155 $224 $221 $294 $343 21.1% 21.5% 24.2% 23.7% FY20 FY21 FY22 LTM Both Businesses Have Delivered Robust Top-line Growth and Profitability 7 Pro Forma Sales Pro Forma Adj. EBITDA1 $499 $457 $519 $617 $561 $572 $699 $832 $1,060 $1,029 $1,218 $1,449 FY20 FY21 FY22 LTM Margin (%)1 Note: Financials exclude AIS which was divested in September 2022; FY based on February year-end; LTM based on 12 months ending 11/30/22 (1) Excludes corporate cost for fiscal years 2020, 2021, 2022 and LTM 11/30/22. respectively Precoat MetalsMetal Coatings ($ in millions) COVID YearCOVID Year

INVESTOR PRESENTATION 15 15 Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team

INVESTOR PRESENTATION 16 Sustainability & ESG Environmental Social Governance Tracking energy, emissions, water usage and intensity Actively recycling zinc, aluminum and steel ~53% of our employee base is diverse Safety culture and training reduces workplace incidents through continuous improvement Gender and race diversity All independent directors except CEO Board oversight of ESG policies and sustainability Committed to Sustainability Sustainability Council with Board oversight Sustainability integrated into operations and Company culture Focused on Employee Safety, Development and Diversity Experienced and diverse Board

INVESTOR PRESENTATION Financial Overview 17

Premier Margin and Cash Flow Profile

3-Year Median EBITDA Margin[3]



18%
14%
7%
12%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median FCF Conversion (EBITDA less Capex / EBITDA)



77%
63%
79%
62%
AZZ
Coatings
Service Centers
Steel Mills

3-Year Median NWC as % Sales



13%
20%
22%
21%
AZZ[1]
Coatings
Service Centers
Steel Mills

Key AZZ Value Drivers of Profitability

- ✓ ***Differentiated solutions command strong gross margins***
- ✓ ***Flexible, efficient operating model supports attractive EBITDA margin***
- ✓ ***Tolling model limits NWC needs***
- ✓ ***Well-invested footprint with nominal maintenance capex requirements***
- ✓ ***Significant tax attributes with ~$100 million[2] net present value of cash tax savings in first 5 years, and~$150 million in total***

Note: Coatings peers include Valmont Industries (coating segment), Cornerstone Metal Coatings (commercial segment), Oerlikon Balzers and Hill & Smith; Service Centers peers include Reliance Steel & Aluminum, Worthington Industries, Ryerson, and Russel Metals; Steel Mills peers include BlueScope, Steel Dynamics, Nucor, and Ternium; AZZ FY based on February year-end

(1) Represents latest AZZ NWC pro forma for Precoat and AIS divestiture

(2) Cash tax savings come from write-up of Precoat assets; not included in cash conversion metrics

(3) Includes corporate expense

INVESTOR PRESENTATION 18

INVESTOR PRESENTATION 19 Proven Resilience Through Challenging Cycles ~25% ~75% Fixed Variable 7 Highly Variable Cost Structure Diverse End Market Exposure Performed Well Through Global Financial Crisis Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) CAGR Strong Recovery +15% CAGR ($ in millions)

Rapid Deleveraging Profile

Capital structure with no maturities until 2027

Strong cash flow generation supports near-term deleveraging priority

- Business expected to generate ~$200mm in free cash flow in first year post-close
- Transaction tax attributes ensures limited cash taxes



> 3/4 turn reduction in net leverage since close
4.25x
3.4x
3.0x
Long-Term Target Range
3.0x
2.5x
At Close
Current
By February 2024
Net Leverage

INVESTOR PRESENTATION 20

21INVESTOR PRESENTATION Our Capital Allocation Priorities Acquisitions  Opportunistic, highly accretive bolt-on acquisitions Return Capital  Committed to sustaining dividends High ROIC Investments  Organic growth  Strategic customer partnerships  Productivity Reduce Leverage  3.0x leverage by February 2024

22INVESTOR PRESENTATION High ROIC Strategic Investment: New Precoat Coating Line  Enables Precoat to benefit from secular shift to aluminum cans  Sales of $60+ million by 2026 at an EBITDA margin above Precoat overall margin  ROIC well in excess of return of cost of capital  Long-term contractual customer commitments for over 75% of the new capacity  Remain committed to reducing net leverage to 3.0x by February 2024  Sale leaseback reduces initial capital investment to $60 million (remainder of $110 million project financed via a lease) In November 2022, AZZ announced the construction of a new aluminum coil coating line outside St. Louis, Missouri with an estimated completion date of August 2024 Compelling Strategic and Financial Investment… …Achieved While Still Meeting Deleveraging Goals

Fiscal Year 2024 Guidance

	Reiterates Previously Issued FY2023 Guidance	Comparative FY2023 Guidance (Continuing Operations)	FY 2024 Guidance (Continuing Operations)[1]
Sales[2]	$1.27 - $1.35B	$1.27 - $1.35B	$1.40 - $1.55B
Adjusted EBITDA[3]	$285 - $305M	$245 - $275M	$300 - $325M
Adjusted Diluted EPS[3][4]	$4.05 - $4.25	$3.20 - $3.60	$3.85 - $4.35

1. FY2024 guidance excludes equity income from AZZ's minority interest in the AIS JV, as the business transitions from a public company to a private company. The AIS JV comprises the Company's Infrastructure Solutions segment. FY2024 guidance does not include the impact of any potential future acquisitions. Relative to mid-point of FY2023 guidance
2. Sales for all guidance presented includes continuing operations only.
3. Adjusted EBITDA and Adjusted Diluted EPS for previously issued FY2023 guidance includes both continuing operations and discontinued operations
4. Adjusted Diluted EPS and adjusted EBITDA for previously issued FY2023 guidance has been adjusted to add back depreciation and amortization related to the Precoat acquisition, as well as acquisition and transaction related expenditures. Comparative FY2023 guidance has been adjusted to add back acquisition and transaction related expenditures. Comparative FY2023 and FY2024 guidance has been adjusted to add back amortization associated with the Company's intangible assets stemming from previous acquisitions.

INVESTOR PRESENTATION 23

INVESTOR PRESENTATION 24 Current Strategy Drive Organic Growth 1 • Continued emphasis on customer service and quality • Invest in capacity to support specific customer demand Sustain Target EBITDA Range2 • Metal Coatings EBITDA 25-30% • Precoat Metals EBITDA 20-22% Rapidly De-lever and De-risk4 Strong cash flow and earnings support deleveraging to 2.5x-3.0x Drive Operational Productivity and Efficiency Improvements 5 Optimize Corporate Structure With Simplified Metal Coatings Focus 3 Maintain Emphasis on Leadership and Talent Development 6

INVESTOR PRESENTATION Appendix 25

Q3 and YTD FY23 Adjusted Earnings Per Share (EPS)

($ in thousands, except per share)

	Three Months Ended						Nine Months Ended	
	May 31, 2022		August 31, 2022		November 30, 2022		November 30, 2022	
	Amount	Per Diluted Share [1]	Amount	Per Diluted Share [1]	Amount	Per Diluted Share [1]	Amount	Per Diluted Share [1]
Net income (loss) from continuing operations available to common shareholders	**$ 15,353**		**$ 24,080**		**$ 14,839**		**$ 54,272**	
Impact of after-tax interest expense for Convertible Notes	547		2,006		-		-	
Impact of Preferred share dividends	-		1,040		-		-	
Net income for diluted earnings per share	**$ 15,900**	**$ 0.62**	**$ 27,126**	**$ 0.93**	**$ 14,839**	**$ 0.59**	**$ 54,272**	**$ 2.17**
Adjustments:								
Acquisition and transaction related expenditures[2]	12,614	0.49	2,706	0.09	-	-	15,320	0.61
Amortization of intangible assets	3,541	0.14	7,941	0.27	6,133	0.25	17,615	0.70
Subtotal	16,155	0.63	10,647	0.37	6,133	0.25	32,935	1.32
Tax Impact[3]	(3,877)	(0.15)	(2,555)	(0.09)	(1,472)	(0.06)	(7,904)	(0.32)
Total adjustments	12,278	0.48	8,092	0.28	4,661	0.19	25,031	1.00
Adjusted earnings and adjusted earnings per share	**$ 28,178**	**$ 1.10**	**$ 35,218**	**$ 1.21**	**$ 19,500**	**$ 0.78**	**$ 79,303**	**$ 3.17**

(1) Earnings per share amounts included in the table above may not sum due to rounding differences
(2) Includes expenses related to the Precoat acquisition as well as the divestiture of the AZZ Infrastructure Solutions business
(3) Tax benefit consists of 21% federal statutory rate and 3% blended state tax rate for acquisition and transaction related expenditures and depreciation and amortization, and 22.2% for Estimated loss on discontinued operations

INVESTOR PRESENTATION 26

27INVESTOR PRESENTATION  Divested legacy AZZ Infrastructure Solutions Segment (“AIS”)  Sold to Fernweh Group LLC, a PE firm founded by McKinsey alums  AIS moved to Discontinued Operations  FY2023 financials reflect as realized results  Equity income under GAAP accounting [but to be excluded from go-forward guidance] Key Figures Divestiture of AZZ Infrastructure Solutions (“AIS”) Transaction Overview $300M TEV $228M Cash Proceeds 40% Stake ($72M Value at Close) 8.1x LTM EBITDA September 30, 2022 Allows AZZ to focus purely on Metal Coatings